                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
              10.50% SENIOR SUBORDINATED NOTES, SERIES A, DUE 2012
                                IN EXCHANGE FOR
            NEW 10.50% SENIOR SUBORDINATED NOTES, SERIES B, DUE 2012

                                       OF

                           NATIONAL WATERWORKS, INC.

Registered holders of outstanding 10.50% Senior Subordinated Notes, Series A, due 2012 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 10.50% Senior Subordinated Notes, Series B, due 2012 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wells Fargo Bank Minnesota, National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange
Offer -- Procedures for tendering" in the Prospectus dated [          ], 2003 of
National Waterworks, Inc. (the "Prospectus").

                 The Exchange Agent for the Exchange Offer is:

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION:

 For Delivery by Hand, Overnight       By Facsimile Transmission           To Confirm by Telephone
Delivery, Registered or Certified  (for eligible institutions only):       or for Information Call:
              Mail:
                                             (860) 704-6219                     (860) 704-6217
   Wells Fargo Bank Minnesota,         Attn: Joseph P. O'Donnell          Attn: Joseph P. O'Donnell
       National Association
     Corporate Trust Services
   213 Court Street ,Suite 703
       Middletown, CT 06457
    Attn: Joseph P. O'Donnell

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

The undersigned hereby tenders for exchange to National Waterworks, Inc. (the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed delivery procedures."

The undersigned understands and acknowledges that the Exchange Offer will expire
at 5:00 p.m., New York City time, on [          ], 2003, unless extended by the
Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
[          ], 2003 unless the Exchange Offer is extended as provided in the
Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

-----------------------------------------------  Date:
                                                 -----------------------------------------------

-----------------------------------------------  Date:
                                                 -----------------------------------------------
   (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED
                   SIGNATORY)

Area Code and Telephone Number: ( ____ )  ____ - _______

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title), if signing in a fiduciary or representative capacity:
------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
-----------------------------------------------------------------

Principal Amount of Old Notes Tendered (must be in integral multiples of
$1,000):
---------------------

Certificate Number(s) of Old Notes (if available):
--------------------------------------------------------------

Aggregate Principal Amount Represented by Certificate(s):
--------------------------------------------------

IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number:
-----------------------------------

Transaction Number:
-------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of
Firm: ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Address: ----------------------------------------------------------------------
                                                                      (ZIP CODE)

Area Code and Telephone
No.: ------------------------------------------------------------------------

Name: ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title: ------------------------------------------------------------------------

Date: ------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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